                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 1998

                     HIGHWOODS /FORSYTH LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
               (Exact name of registrant specified in its charter)

North Carolina                         0-21731                  56-1869557
--------------                         -------                  ----------
(State of Formation)          (Commission File Number)          (IRS Employer
                                                             Identification No.)



         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (919) 872-4924

ITEM 5.           OTHER EVENTS

         The purpose of this filing is to set forth certain exhibits in connection with (i) the issuance by the Registrant on April 20, 1998 of $200,000,000 of 7 1/2% Notes due April 15, 2018 and (ii) the issuance by Highwoods Properties, Inc. (the "Company") on April 23, 1998 of 4,000,000 Depositary Shares, each representing 1/10 of an 8% Series D Cumulative Redeemable Preferred Share, par value $.01 per share (liquidation preference equivalent to $25 per Depositary Share).

ITEM 7(C).        EXHIBITS

Item          Description

3.1           Articles Supplementary of the Company

4.1 Form of certificate representing 8% Series D Cumulative Redeemable Preferred Shares

4.2 Amendment to Amended and Restated Agreement of Limited Partnership of the Registrant

4.3 Deposit Agreement dated April 23, 1998 between the Company and First Union National Bank, as preferred share depositary

4.4           Form of Depositary Receipt evidencing the Depositary Shares

4.5           Form of Notes due April 15, 2018

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                             By: Highwoods Properties, Inc., its general partner


                                 By:  /s/ Carman J. Liuzzo
                                      ------------------------------------------
                                      Carman J. Liuzzo
                                      Vice President and Chief Financial Officer

Date: April 23, 1998